EXHIBIT 99.1

Data Storage Corporation Reports 22% Year-Over-Year Revenue Growth
and Achieves Profitability for the Second Quarter of 2023

MELVILLE, N.Y., August 14, 2023 (GLOBE NEWSWIRE) — Data Storage Corporation (Nasdaq: DTST) (“DSC” and the “Company”), a provider of diverse business continuity solutions for disaster-recovery, cloud infrastructure, cyber-security, and IT services, today provided a business update and reported financial results for the three months ended June 30, 2023.

Chuck Piluso, CEO of Data Storage Corporation, stated, “I am pleased to report we achieved solid financial results for the second quarter of 2023, with revenue increasing 22% and reporting positive net income for the second consecutive quarter. We are beginning to witness the benefits of our ongoing strategic business initiatives focused on driving high-margin, recurring revenues, while continuing to carefully manage our expenses. Specifically, we have expanded our marketing programs and hosted revenue-driven sales events. As a result of these efforts, we continue to grow our subscription-based services, which we believe will help ensure long-term profitability while driving value for our shareholders.”

“Our momentum has continued heading into the third quarter of 2023. For example, we recently secured a sizable, subscription-based contract with one of the largest food distributors in the United States. In addition, we were awarded a multi-million-dollar project with one of the nation’s leading sports and entertainment companies. At the same time, we have maintained a strong balance sheet with over $10.6 million in cash and short-term investments as of June 30, 2023. Overall, we are excited about the outlook for the business and look forward to achieving additional milestones in the near term.”

Conference Call

The Company plans to host a conference call at 10:00 am ET today, to discuss the Company's financial results for the second quarter of 2023 which ended June 30, 2023, as well as corporate progress and other developments.

The conference call will be available via telephone by dialing toll-free 877-451-6152 for U.S. callers or for international callers 1-201-389-0879. A webcast of the call may be accessed at  https://viavid.webcasts.com/starthere.jsp?ei=1622744&tp_key=44b279a647, or on the Company’s News & Events section of the website,  www.dtst.com/news-events.

A webcast replay of the call will be available on the Company’s website (www.dtst.com/news-events) through August 14, 2024. A telephone replay of the call will be available approximately three hours following the call, through August 21, 2023, and can be accessed by dialing 844-512-2921 for U.S. callers or + 1-412-317-6671 for international callers and entering conference ID: 13739667.

About Data Storage Corporation

Data Storage Corporation (Nasdaq: DTST) is a family of fully integrated cloud-hosting, disaster-recovery, cyber security, and voice & data companies, built around investments in proprietary IT solutions for a broad range of domestic and global customers, including Fortune 500 clients, across a wide range of industries, such as government, education, and healthcare, with a focus on the rapidly growing, multi-billion-dollar business continuity market. A stable and emerging growth leader in cloud infrastructure support, DTST companies operate regional data center facilities across North America, sustainably servicing clients via recurring subscription agreements. Additional information about the Company is available at: www.dtst.com and on Twitter (@DataStorageCorp).

Safe Harbor Provision

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created thereby. Forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. The forward looking statements in this press release include statements such as continuing to carefully manage our expenses, continuing to grow the Company’s subscription-based services, the growth of the subscription-based services helping to ensure long-term profitability while driving value for Company’s shareholders and achieving additional milestones in the near term. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct. These forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include the Company’s ability to manage its expenses and continue to grow its subscription-based services. These risks should not be construed as exhaustive and should be read together with the other cautionary statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was initially made. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise.

Contact:
Crescendo Communications, LLC
212-671-1020
DTST@crescendo-ir.com

[insert final tables]

DATA STORAGE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2023	December 31, 2022
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$1,437,039	$2,286,722
Accounts receivable (less allowance for credit losses of $39,622 and $27,250 in 2023 and 2022, respectively)	2,221,602	3,502,836
Marketable securities	9,230,254	9,010,968
Prepaid expenses and other current assets	736,386	584,666
Total Current Assets	13,625,281	15,385,192

Property and Equipment:
Property and equipment	7,458,932	7,168,488
Less—Accumulated depreciation	(4,531,811)	(4,956,698)
Net Property and Equipment	2,927,121	2,211,790

Other Assets:
Goodwill	4,238,671	4,238,671
Operating lease right-of-use assets	124,475	226,501
Other assets	48,436	48,437
Intangible assets, net	1,836,378	1,975,644
Total Other Assets	6,247,960	6,489,253

Total Assets	$22,800,362	$24,086,235

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$2,088,477	$3,207,577
Deferred revenue	314,066	281,060
Finance leases payable	279,461	359,868
Finance leases payable related party	368,433	520,623
Operating lease liabilities short term	117,627	160,657
Total Current Liabilities	3,168,064	4,529,785

Operating lease liabilities	9,226	71,772
Finance leases payable	125,167	281,242
Finance leases payable related party	100,426	256,241
Total Long-Term Liabilities	234,819	609,255

Total Liabilities	3,402,883	5,139,040

Commitments and contingencies (Note 6)	—	—

Stockholders’ Equity:
Preferred stock, Series A par value $.001; 10,000,000 shares authorized; 0 and 0 shares issued and outstanding in 2023 and 2022, respectively	—	—
Common stock, par value $.001; 250,000,000 shares authorized; 6,847,127 and 6,822,127 shares issued and outstanding in 2023 and 2022, respectively	6,847	6,822
Additional paid in capital	39,191,598	38,982,440
Accumulated deficit	(19,609,889)	(19,887,378)
Total Data Storage Corp Stockholders’ Equity	19,588,556	19,101,884
Non-controlling interest in consolidated subsidiary	(191,077)	(154,689)
Total Stockholder’s Equity	19,397,479	18,947,195
Total Liabilities and Stockholders’ Equity	$22,800,362	$24,086,235

DATA STORAGE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

Sales	$5,904,391	$4,827,749	$12,784,114	$13,484,948

Cost of sales	3,325,637	3,269,187	8,115,615	9,280,476

Gross Profit	2,578,754	1,558,562	4,668,499	4,204,472

Selling, general and administrative	2,472,010	2,594,204	4,602,769	5,054,070

Income (Loss) from Operations	106,744	(1,035,642)	65,730	(849,598)

Other Income (Expense)
Interest income (expense), net	99,294	(113,664)	175,371	(156,324)
Total Other Income (Expense)	99,294	(113,664)	175,371	(156,324)

Income (Loss) before provision for income taxes	206,038	(1,149,306)	241,101	(1,005,922)

Benefit from income taxes	—	—	—	—

Net Income (Loss)	206,038	(1,149,306)	241,101	(1,005,922)

Loss in Non-controlling interest of consolidated subsidiary	20,785	10,207	36,388	22,833

Net Income (Loss) attributable to Data Storage Corp	$226,823	$(1,139,099)	$277,489	$(983,089)

Earnings per Share – Basic	$0.03	$(0.17)	$0.04	$(0.15)
Earnings per Share – Diluted	$0.03	$(0.17)	$0.04	$(0.15)
Weighted Average Number of Shares - Basic	6,834,627	6,758,238	6,828,446	6,727,108
Weighted Average Number of Shares - Diluted	7,022,275	6,758,238	7,016,094	6,727,108

DATA STORAGE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
	2023	2022
Cash Flows from Operating Activities:
Net Income (Loss)	$241,101	$(1,005,922)
Adjustments to reconcile net income (loss) to net cash provided by (used in ) operating activities:
Depreciation and amortization	589,660	640,589
Stock based compensation	209,183	551,892
Changes in Assets and Liabilities:
Accounts receivable	1,281,234	(100,490)
Other assets	—	(211)
Prepaid expenses and other current assets	(151,720)	(438,444)
Right of use asset	102,026	96,573
Accounts payable and accrued expenses	(1,119,100)	261,052
Deferred revenue	33,006	(117,377)
Operating lease liability	(105,576)	(95,744)
Net Cash Provided by (Used in) Operating Activities	1,079,814	(208,082)
Cash Flows from Investing Activities:
Capital expenditures	(1,165,724)	(51,220)
Purchase of marketable securities	(219,286)	—
Net Cash Used in Investing Activities	(1,385,010)	(51,220)
Cash Flows from Financing Activities:
Repayments of finance lease obligations related party	(308,005)	(487,403)
Repayments of finance lease obligations	(236,482)	(181,597)
Cash received for the exercised of options	—	6,935
Net Cash Used in Financing Activities	(544,487)	(662,065)

Decrease in Cash and Cash Equivalents	(849,683)	(921,367)

Cash and Cash Equivalents, Beginning of Period	2,286,722	12,135,803

Cash and Cash Equivalents, End of Period	$1,437,039	$11,214,436
Supplemental Disclosures:
Cash paid for interest	$41,062	$76,874
Cash paid for income taxes	$—	$—
Non-cash investing and financing activities:
Assets acquired by finance lease	$—	$1,094,051